January 14, 2021

BNY MELLON ETF TRUST

BNY Mellon Core Bond ETF

BNY Mellon High Yield Beta ETF

BNY Mellon Short Duration Corporate Bond ETF

Supplement to Current Prospectus and Statement of Additional Information

The following information replaces the second paragraph in the section of the Prospectus entitled "Additional Information":

The trading prices of fund shares will fluctuate continuously throughout trading hours based on market supply and demand rather than the relevant fund’s net asset value, which is calculated at the end of each business day (normally 4:00 p.m. Eastern time). Fund shares will trade on an exchange at market prices that may be above (i.e., at a premium) or below (i.e., at a discount), to varying degrees, the daily net asset value of fund shares. The trading prices of fund shares may deviate significantly from the relevant fund’s net asset value during periods of market volatility. Given, however, that fund shares can be issued and redeemed daily in Creation Units, the Adviser believes that large discounts and premiums to net asset value should not be sustained over long periods. Each business day, the following information will be available at www.im.bnymellon.com with respect to each fund: (i) information for each portfolio holding that will form the basis of the next calculation of the fund’s net asset value per fund share; (ii) the fund’s net asset value per fund share, market price, and premium or discount, each as of the end of the prior business day; (iii) a table showing the number of days the fund’s shares traded at a premium or discount during the most recently completed calendar year and the most recently completed calendar quarter since that year (or the life of the fund, if shorter); (iv) a line graph showing fund share premiums or discounts for the most recently completed calendar year and the most recently completed quarter since that year (or the life of the fund, if shorter); (v) the fund’s median bid-ask spread over the last thirty calendar days (when available); and (vi) if during the past year the fund’s premium or discount was greater than 2% for more than seven consecutive trading days, a statement that the fund’s premium or discount, as applicable, was greater than 2% and a discussion of the factors that are reasonably believed to have materially contributed to the premium or discount.

The following information replaces the fifth paragraph in the section of the Statement of Additional Information entitled "Determination of NAV":

Except as otherwise described in the prospectus, NAV per share of each fund is determined on each day the Exchange is scheduled to be open for regular business, as of the scheduled close of regular session trading on the Exchange (normally 4:00 p.m. Eastern time).  For purposes of determining NAV, certain options and futures contracts may be valued 15 minutes after the scheduled close of trading on the floor of the Exchange.  The NAV per share of a fund is computed by dividing the value of the fund’s net assets (i.e., the value of its assets less liabilities) by the total number of shares of such fund outstanding.

ETF-S0121